Exhibit 99.1

            ScanSoft Announces Second Quarter 2004 Results

    PEABODY, Mass.--(BUSINESS WIRE)--Aug. 9, 2004--

         Record Revenue in Network and Embedded Speech, Momentum in
 PDF Fuel Strong Performance; Continued Synergies Improve Operating Margins

    ScanSoft, Inc. (Nasdaq: SSFT), the global leader of speech and imaging solutions, today announced financial results for the second quarter ended June 30, 2004.
    ScanSoft reported second quarter 2004 revenue of $46.1 million, a 66 percent increase over second quarter 2003 revenue of $27.7 million. Income from operations before amortization of acquisition-related intangible assets, restructuring charges and non-cash stock compensation for the second quarter of 2004 was $4.5 million, a $3.5 million increase from $1.0 million reported for the second quarter of 2003. After including amortization of acquisition-related intangible assets, restructuring charges and non-cash stock compensation, ScanSoft reported second quarter 2004 income from operations of $0.5 million, compared with a loss from operations of $3.0 million in the second quarter of 2003. Net income before amortization of acquisition-related intangible assets, restructuring charges and non-cash stock compensation was $3.6 million, or $0.03 per diluted share, compared with $1.0 million, or $0.01 per diluted share for the second quarter of 2003. After including amortization of acquisition-related intangible assets, restructuring charges and non-cash stock compensation, ScanSoft reported a second quarter 2004 net loss of $0.4 million, or breakeven per basic share, compared with a net loss of $2.9 million, or $0.04 per basic share, in the second quarter of 2003.
    For the first six months of 2004, ScanSoft reported total revenue of $88.9 million, a 60 percent increase over revenue of $55.6 million in the first six months of 2003. Income from operations before amortization of acquisition-related intangible assets, restructuring charges and non-cash stock compensation for the first six months of 2004 was $6.1 million, a $2.0 million increase from $4.1 million reported for the first six months of 2003. After including amortization of acquisition-related intangible assets, restructuring charges and non-cash stock compensation, ScanSoft reported a loss from operations of $2.5 million for the first six months of 2004, compared with a loss from operations of $2.8 million in the first six months of 2003. Net income before amortization of acquisition-related intangible assets, restructuring charges and non-cash stock compensation was $5.4 million, or $0.05 per diluted share, compared with $3.8 million, or $0.05 per diluted share, in the first six months of 2003. After including amortization of acquisition-related intangible assets, restructuring charges and non-cash stock compensation, ScanSoft reported a net loss of $3.2 million, or $0.03 per basic share, in the first six months of 2004 compared with a net loss of $3.1 million, or $0.05 per basic share, in the first six months of 2003.
    "ScanSoft's solid results in the second quarter were fueled by continued growth in our network speech solutions, particularly in North America and within telecommunications, and by strong performance in our embedded speech and PDF solutions," said Paul Ricci, chairman and CEO of ScanSoft. "In the quarter, we continued to see the benefits from ongoing efforts and investments in expanding our global partner network, ensuring on-time product delivery, generating additional leverage in operations and strengthening our global sales and professional services organizations."

    Highlights from ScanSoft's second quarter include:

    -- Record Revenue in Network Speech: ScanSoft experienced record revenue from its network speech technologies, applications and professional services, driven largely by strong performance in North America and telecommunications, with continued contributions from strategic partners such as Avaya, Cisco, and Nortel. In addition, revenue from professional services was at a record level in the quarter. The company signed new or expanded agreements with BellSouth, Cendant, CVS, Delta, the Internal Revenue Service, Lufthansa, Qwest, T-Mobile, Verizon, and Virgin Mobile.

    -- Growth in Imaging and PDF Solutions: New products and growing demand for PDF solutions contributed to 29 percent annual growth in ScanSoft's imaging and PDF product families. In the second quarter, ScanSoft launched new PDF solutions including a new version of PDF Converter as well as PDF Create!, a new application that provides flexible and affordable PDF creation capabilities for businesses and departments of any size. In addition, ScanSoft sustained the momentum of its OmniPage Pro 14 launch through international rollouts and ongoing channel and partner activities.

    -- Strong Performance in Embedded Solutions: Revenue from embedded speech applications continued to grow sequentially and year-over-year as the company secured numerous design wins and benefited from new applications that customers and partners brought to global markets. In the quarter, ScanSoft secured critical design wins with one of the world's largest handset manufacturers, a pioneer in mobile GPS devices, and Magneti Marelli, an international leader in the design and production of high-tech components and systems for the automotive industry.

    -- Speech Technology Integration and Innovation: ScanSoft introduced OpenSpeech(TM) Recognizer 3.0, establishing a new industry benchmark for speech recognition software. It represents the first product integrating SpeechWorks and ScanSoft technologies and underscores the value of integrating technologies to achieve superior performance. This offering marks the beginning of product innovations that leverage ScanSoft's superior speech technologies, application expertise and intellectual property.

    -- Leverage in Operations: ScanSoft continued to generate additional operating leverage and recognized additional synergies in its business. Operating margins, before other income, taxes, depreciation and charges, increased year-over-year from four percent to ten percent in the second quarter 2004.

    "As we approach the one-year anniversary of the SpeechWorks acquisition, we are pleased with ScanSoft's substantial gains in the market as we continue to seize opportunities that extend our leadership and deliver unparalleled applications and technologies," Ricci added. "As speech increasingly becomes the preferred means for customer self-service across numerous industries, we see growing demand for our speech expertise and solutions. Throughout this past year, our global partner network, including leaders such as Avaya, Cisco, Genesys, IBM, Intervoice, Microsoft, Nortel, and VoiceGenie, have provided unflagging support and helped us to achieve and maintain our strong revenue growth."

    Restatement of SpeechWorks International Pre-Acquisition Financial
Statements

    ScanSoft will restate the previously reported financial results of SpeechWorks International Inc., which ScanSoft acquired in August 2003, for the fiscal years 2000, 2001 and 2002 and the first six months of 2003, following the completion last week of an independent review of certain transactions included in SpeechWorks' historical financial results.
    ScanSoft determined that certain transactions had been improperly accounted for at SpeechWorks while conducting an internal inquiry related to a customer dispute. Upon first learning of these matters, the company notified its Audit Committee, which then retained independent outside counsel and accountants to conduct a review, which has just been completed.
    ScanSoft concluded, in consultation with its independent outside advisors and its auditors, that SpeechWorks improperly recognized revenue in the following four instances:

    -- $900,000 reported as license revenue in the first quarter of 2001 should have been recorded as additional paid-in-capital in consideration for modifying an outstanding equity instrument.

    -- $2.0 million of license revenue reported over the second, third and fourth quarters of 2001 should have been recorded as deferred revenue and recognized in future periods as the prepaid licenses were deployed.

    -- $1.037 million of revenue reported in the third quarter of 2000, as part of a barter transaction that involved the exchange of licenses for inventory, did not meet the accounting requirements for a barter transaction and, therefore, should not have been recognized.

    -- $1.343 million of revenue recognized on a percentage of completion basis over seven quarters, beginning in the fourth quarter of 2001 and ending with the second quarter of 2003, was recorded in advance of when the revenue should have been recognized as a result of errors in the percent of completion calculations.

    The restatement has no impact on ScanSoft's historical financial statements, operations or performance. The scope of the inquiry included a review of similar transactions in the SpeechWorks financial statements and no additional errors were found. ScanSoft will file with the Securities and Exchange Commission a Form 8K/A that contains the restated financial statements of SpeechWorks for the fiscal years 2000, 2001 and 2002 and for the first six months of fiscal 2003. The following table summarizes the impact of restating the reported results for the previously noted transactions:


                    SpeechWorks International, Inc.
                 (In thousands, except per share date)

                                          2002
                    --------------------------------------------------
                               As               As
                            Reported         Restated          Change
                    --------------------------------------------------

Total Revenue                 $36,007          $35,802          $(205)

                    --------------------------------------------------
Net Income/(Loss)            $(51,897)        $(52,102)         $(205)
                    ==================================================

Earnings Per Share(a)          $(1.58)          $(1.59)        $(0.01)

(a) Basic and Diluted



                                          2001
                    --------------------------------------------------
                                As               As
                             Reported          Restated        Change
                    --------------------------------------------------

Total Revenue                 $43,136          $39,635        $(3,501)

                    --------------------------------------------------
Net Income/(Loss)            $(46,849)        $(49,797)       $(2,948)
                    ==================================================

Earnings Per Share(a)          $(1.46)          $(1.56)        $(0.09)

(a) Basic and Diluted


                                          2000
                    --------------------------------------------------
                                As               As
                             Reported         Restated         Change
                    --------------------------------------------------

Total Revenue                 $29,338          $28,301        $(1,037)

                    --------------------------------------------------
Net Income/(Loss)            $(36,551)        $(37,110)         $(559)
                    ==================================================

Earnings Per Share(a)          $(2.29)          $(2.33)        $(0.04)

(a) Basic and Diluted


                                        Six Months Ended
                                          June 30, 2003
                    --------------------------------------------------
                                As               As
                             Reported         Restated         Change
                    --------------------------------------------------

Total Revenue                 $20,079          $20,260           $181

                    --------------------------------------------------
Net Income/(Loss)            $(19,145)        $(18,964)          $181
                    ==================================================


Earnings Per Share(a)          $(0.57)          $(0.57)            $-

(a) Basic and Diluted



    Investor Call

    In conjunction with this announcement, ScanSoft management will conduct a Webcast and conference call on Monday, August 9 at 4:30 pm ET. Those who wish to listen to the live broadcast should visit the Investor Relations section of the company's Website at www.scansoft.com at least 15 minutes prior to the event and follow the instructions provided to ensure the necessary audio applications are downloaded and installed.
    The conference call can be heard live by dialing (800) 539-9343 or
(706) 643-0195 and refer to the conference name ScanSoft, or conference number 9090069, five minutes prior to the call. A replay of the call will be available within 24 hours of the announcement. To access the replay, dial (800) 642-1687 or (706) 645-9291 and enter conference number 9090069.

    About ScanSoft, Inc.

    ScanSoft, Inc. (Nasdaq: SSFT) is the global leader of speech and imaging solutions that are used to automate a wide range of manual processes - saving time, increasing worker productivity and improving customer service. For more information regarding ScanSoft products and technologies, please visit www.scansoft.com.

    Trademark reference: ScanSoft, the ScanSoft logo, SpeechWorks, OpenSpeech, OmniPage Pro, PDF Converter, and PDF Create! are registered trademarks or trademarks of ScanSoft, Inc. in the United States and other countries. All other company or product names mentioned may be the trademarks of their respective owners.

    This press release contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements relating to: future demand for, performance of, and opportunities for growth in ScanSoft's speech solutions and productivity applications; future revenue contributions from relationships with ScanSoft's partners; potential synergies from the acquisition of SpeechWorks; the continued strength of existing products, services and relationships as well as the introduction of new products, services and relationships; the market for ScanSoft's products; and ScanSoft's strategic and operational plan. Such statements are based on current expectations that are subject to a number of risks and uncertainties, and actual results may differ materially. These risks and uncertainties include, without limitation, the following: fluctuations in demand for ScanSoft's existing and future products; the possible loss of, or a significant curtailment of, purchases by any one or more of ScanSoft's principal customers; ScanSoft's dependence on OEM customers; ScanSoft's reliance on a small number of distribution and fulfillment partners; difficulties with integrating product plans and operations of acquired businesses and the accounting effects of such acquisitions on ScanSoft's operating and financial results; economic conditions in the United States and abroad; ScanSoft's ability to control and successfully manage its expenses, inventory and cash position; the effects of competition, including pricing pressure; possible defects in products and technologies; and the potential volatility in ScanSoft's stock price. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in ScanSoft's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2003. ScanSoft undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this document.

    Second Quarter 2004 Financial Statements Follow


                            ScanSoft, Inc.
     Supplemental Condensed Consolidated Statements of Operations
Excluding amortization of intangible assets and restructuring charges
                 (in 000's, except per share amounts)
                              Unaudited

                                     Three months
                                         ended       Six months ended
                                       June 30,          June 30,
                                   ----------------- -----------------
                                      2004     2003     2004     2003
                                   -------- -------- -------- --------

Product licenses                   $34,648  $25,663  $65,504  $51,171
Professional services               11,436      856   21,444    1,864
Related parties                         43    1,224    1,955    2,544
                                   -------- -------- -------- --------
    Total revenue                   46,127   27,743   88,903   55,579

Costs and expenses:
Cost of product licenses             3,541    2,916    7,017    6,186
Cost of professional services        7,939    1,657   14,665    2,689
Research and development             8,611    8,350   17,829   15,527
Selling, general and administrative 21,585   13,842   43,300   27,078
                                   -------- -------- -------- --------

Total costs and expenses            41,676   26,765   82,811   51,480

Income from operations               4,451      978    6,092    4,099

Other income (expense), net           (206)     388      243      410
                                   -------- -------- -------- --------

Income before income taxes           4,245    1,366    6,335    4,509

Provision for income taxes             685      371      984      716
                                   -------- -------- -------- --------

Net income                          $3,560     $995   $5,351   $3,793
                                   ======== ======== ======== ========

Net income per share:  basic         $0.03    $0.01    $0.05    $0.06
                                   ======== ======== ======== ========

Net income per share:  diluted       $0.03    $0.01    $0.05    $0.05
                                   ======== ======== ======== ========

Weighted average common shares:
 basic                             107,443   69,383  105,199   68,541
                                   ======== ======== ======== ========

Weighted average common and
common equivalent shares:  diluted 117,056   81,132  115,328   79,181
                                   ======== ======== ======== ========


                            ScanSoft, Inc.
           Condensed Consolidated Statements of Operations
Including amortization of intangible assets and restructuring charges
                 (in 000's, except per share amounts)
                              Unaudited


                                  Three months ended  Six months ended
                                       June 30,          June 30,
                                   ----------------- -----------------
                                      2004     2003     2004     2003
                                   -------- -------- -------- --------

Product licenses                   $34,648  $25,663  $65,504  $51,171
Professional services               11,436      856   21,444    1,864
Related parties                         43    1,224    1,955    2,544
                                   -------- -------- -------- --------
    Total revenue                   46,127   27,743   88,903   55,579

Costs and expenses:
Cost of product licenses             3,541    2,916    7,017    6,186
Cost of professional services        7,939    1,657   14,665    2,689
Cost of revenue from amortization
 of intangible assets                2,805    2,672    5,621    4,729
Research and development             8,611    8,350   17,829   15,527
Selling, general and administrative 21,585   13,842   43,300   27,078
Stock based compensation               530       26      849       51
Amortization of other intangible
 assets                                635      423    1,303      784
Restructuring and other charges          -      817      801    1,346
                                   -------- -------- -------- --------

Total costs and expenses            45,646   30,703   91,385   58,390

Income (loss) from operations          481   (2,960)  (2,482)  (2,811)

Other income (expense), net           (206)     388      243      410
                                   -------- -------- -------- --------

Income (loss) before income taxes      275   (2,572)  (2,239)  (2,401)

Provision for income taxes             685      371      984      716
                                   -------- -------- -------- --------

Net loss                             $(410) $(2,943) $(3,223) $(3,117)
                                   ======== ======== ======== ========

Net loss per share:  basic          $(0.00)  $(0.04)  $(0.03)  $(0.05)
                                   ======== ======== ======== ========
Net loss per share:  diluted        $(0.00)  $(0.04)  $(0.03)  $(0.05)
                                   ======== ======== ======== ========

Weighted average common shares:
 basic                             103,881   65,821  101,637   64,979
                                   ======== ======== ======== ========
Weighted average common shares:
 diluted                           103,881   65,821  101,637   64,979
                                   ======== ======== ======== ========


                            ScanSoft, Inc.
                 Condensed Consolidated Balance Sheet
                      (Unaudited, in thousands)


Assets                                           June 30, December 31,
                                                   2004       2003

Current
 assets:
      Cash and cash equivalents                   $22,648     $42,584
      Marketable Securities                         5,196           -
      Accounts receivable, net                     38,806      40,271
      Receivable from related party                   124       2,133
      Prepaid expenses and other current assets     7,427       9,691
                                                ----------------------
              Total current assets                 74,201      94,679

Goodwill, net                                     246,231     243,266
Long term marketable securities                    17,144           -
Other intangible assets, net                       47,296      54,286
Property and equipment, net                         7,703       6,977
Other assets                                        4,097       2,732
                                                ----------------------
Total assets                                     $396,672    $401,940
                                                ======================


      Liabilities and stockholders' equity

Current liabilities:
      Short term note payable                        $589        $904
      Accounts payable and accrued expenses        27,660      28,596
      Deferred revenue                             10,322      13,672
      Other current liabilities                     5,969       7,202
                                                ----------------------
              Total current liabilities            44,540      50,374
                                                ----------------------
Long term portion of deferred revenue                 204         490
Long term note payable                             27,830      27,859
Other long term liabilities                        17,937      19,991
                                                ----------------------
Total liabilities                                  90,511      98,714

Stockholders' equity:                             306,161     303,226
                                                ----------------------

Total liabilities and stockholders' equity       $396,672    $401,940
                                                ======================


                            ScanSoft, Inc.
         Reconciliation of Supplemental Financial Information
                 (in 000's, except per share amounts)
                              Unaudited

                                     Three months
                                         ended       Six months ended
                                       June 30,          June 30,
                                      2004     2003     2004     2003
                                   -------- -------- -------- --------

Non-GAAP Financial Measures:

GAAP Gross Margin                     69.0%    73.9%    69.3%    75.5%
Cost of revenue from amortization
 of intangible assets                  6.1%     9.6%     6.3%     8.5%
                                   -------- -------- -------- --------
Non-GAAP gross margin                 75.1%    83.5%    75.6%    84.0%
                                   ======== ======== ======== ========


GAAP net loss                        $(410) $(2,943) $(3,223) $(3,117)
Cost of revenue from amortization
 of intangible assets                2,805    2,672    5,621    4,729
Amortization of other intangible
 assets                                635      423    1,303      784
Restructuring and other charges          -      817      801    1,346
Stock based compensation               530       26      849       51

Net income excluding acquisition
 related amortization and          -------- -------- -------- --------
 restructuring charges              $3,560     $995   $5,351   $3,793
                                   ======== ======== ======== ========


Net income per share, excluding
 acquisition related amortization
 and restructuring charges:  basic   $0.03    $0.01    $0.05    $0.06
                                   ======== ======== ======== ========

Net income per share, excluding
 acquisition related amortization
 and restructuring charges:
 diluted                             $0.03    $0.01    $0.05    $0.05
                                   ======== ======== ======== ========

Shares used in computing net income
 per share, excluding acquisition
 related amortization and
 restructuring charges:

Weighted average common shares:
 basic                             107,443   69,383  105,199   68,541
                                   ======== ======== ======== ========

Weighted average common and common
 equivalent shares:  diluted       117,056   81,132  115,328   79,181
                                   ======== ======== ======== ========



                            ScanSoft, Inc.
         Reconciliation of Supplemental Financial Information
                 (in 000's, except per share amounts)
                              Unaudited

                                     Three months    Six months ended
                                          ended
                                        June 30,         June 30,
                                    ---------------- -----------------
                                     2004    2003     2004     2003
                                    ------- -------- -------- --------

Non-GAAP Financial Measures:

GAAP Operating Margin Percentages      1.0%   -10.6%    -2.9%    -5.0%
Plus:
Cost of revenue from amortization of
 intangible assets                     6.1%     9.6%     6.3%     8.5%
Amortization of other intangible
 assets                                1.4%     1.5%     1.5%     1.4%
Restructuring and other charges        0.0%     2.9%     0.9%     2.4%
Stock based compensation               1.1%     0.1%     1.0%     0.1%
                                    ------- -------- -------- --------
Non-GAAP operating margin              9.6%     3.5%     6.8%     7.4%
                                    ======= ======== ======== ========


GAAP Income from operations
Income from operations                $481  $(2,960) $(2,482) $(2,811)
Plus:
Cost of revenue from amortization of
 intangible assets                   2,805    2,672    5,621    4,729
Amortization of other intangible
 assets                                635      423    1,303      784
Restructuring and other charges          -      817      801    1,346
Stock based compensation               530       26      849       51

                                    ------- -------- -------- --------
Non-GAAP income from operations     $4,451     $978   $6,092   $4,099
                                    ======= ======== ======== ========


    This press release and the reconciliation contained herein disclose certain financial measures that may be considered non-GAAP financial measures because they exclude amortization of acquisition-related intangible assets, restructuring charges and non-cash stock compensation. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States. These non-GAAP financial measures are provided to enhance the user's overall understanding of our current financial performance and our prospects for the future. Management believes that these non-GAAP financial measures present a useful measure of our operating performance because they exclude identified non-cash and restructuring charges. Management uses these measures for evaluating historical performance and for forecasting and planning for future periods. These measures, however, should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with generally accepted accounting principles. The non-GAAP measures included in our press release have been reconciled to the nearest GAAP measure.

    CONTACT: ScanSoft, Inc.
             Richard Mack, 978-977-2175
             richard.mack@scansoft.com
             or
             ScanSoft, Inc.
             Jonna Schuyler, 978-977-2038
             jonna.schuyler@scansoft.com